UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                     FORM 8-K

                                  CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


                          Date of Report: March 17, 2005
                         --------------------------------
                         (Date of earliest event reported)


                              OSK CAPITAL III CORP.
                              ---------------------
               (Exact name of registrant as specified in its charter)


                   COLORADO           000-30023              84-1491676
                   -------            ---------             ----------
                  State of           Commission            IRS Employer
               incorporation         File Number       Identification Number

                               1 Place Ville-Marie
                                   Suite 2821
                                  Montreal, Qc
                                     H3B 4R4
                               -------------------
                    (Address of principal executive offices)

                                Tel: 514-448-6710
                           ---------------------------
                           (Issuer's telephone number)

                      P. O. Box 461029, Glendale, CO 80220
                      ------------------------------------
          (Former name or former address, if changed since last report)

Copies of all communications, including all communications sent to the agent for service

Copies of all communications, including all communications sent to the agent for service, should be sent to:

                              Joseph I. Emas, Esq.
                                 Attorney at Law
                             1224 Washington Avenue
                              Miami Beach, FL 33139

Item 1.01.  Entry into a Material Definitive Agreement

On March 17, 2005, OSK CAPITAL III ("OSC"), a Nevada corporation, executed a letter of intent whereby OSC proposed to exchange shares of OSC for one hundred percent (100%) of the outstanding shares of Ideal Medical, Inc. d/b/a Integrated Medical Solutions ("IMS"), a Texas corporation. No assurances can be given that this transaction will be consummated. A copy of the letter of intent is attached as an exhibit to this Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   Exhibits.

            99.1 Letter of Intent by and between OSK CAPITAL III and Ideal Medical, Inc. d/b/a Integrated Medical Solutions ("IMS"), a Texas corporation.


SIGNATURES
----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             OSK CAPITAL III



DATE: March 17, 2005                         /s/ Francis Mailhot
                                             ------------------------
                                             Francis Mailhot
                                             President, CEO and Chairman
                                             OSK CAPITAL III